UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2006

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



       Delaware                        0-26224                    51-0317849
(State or other jurisdiction of  (Commission File Number)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

On January 3, 2006, executive officers of Integra LifeSciences Holdings Corporation (the "Company") received grants of restricted stock under an equity incentive plan of the Company. The Company entered into restricted stock agreements with these officers relating to these grants.

Each agreement provides that the restricted stock grant shall vest (and no longer be subject to the forfeiture and transferability restrictions imposed upon the grantee with respect to shares of restricted stock) on the three year anniversary of the grant date.

A copy of the form of restricted stock agreement, approved by the Compensation Committee of the Board of Directors of the Company and used in connection with these grants, is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number   Description of Exhibit
--------------   ---------------------------

10.1             Form of Restricted Stock Agreement for executive officers

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

        Date: January 9, 2006          By: /s/ Stuart M. Essig
                                           -----------------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer

                                 Exhibit Index


Exhibit Number   Description of Exhibit
--------------   ---------------------------

10.1             Form of Restricted Stock Agreement for executive officers